                                      News Release (NYSE:RPT)

RPT Realty Shareholders Approve Mergers

NEW YORK – RPT Realty (NYSE:RPT) (“RPT” or the “Company”) announced today that, at a special meeting of the shareholders of RPT (the “Special Meeting”), the RPT shareholders approved the proposal necessary for the closing of the previously announced mergers pursuant to the Agreement and Plan of Merger, dated as of August 28, 2023 (the “Merger Agreement”), by and among Kimco Realty Corporation (“Kimco”), Kimco Realty OP, LLC, a Delaware limited liability company and wholly owned subsidiary of Kimco (“Kimco OP”), Tarpon Acquisition Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Kimco (“Merger Sub”), Tarpon OP Acquisition Sub, LLC, a Delaware limited liability company and direct wholly owned subsidiary of Kimco OP (“OP Merger Sub”), RPT and RPT Realty, L.P., a Delaware limited partnership (“RPT OP”), whereby (i) OP Merger Sub will merge with and into RPT OP, with RPT OP surviving the partnership merger (the “Partnership Merger”), (ii) RPT will merge with and into Merger Sub (the “Company Merger” and, together with the Partnership Merger, the “Mergers”), with Merger Sub surviving the Company Merger as a wholly owned subsidiary of Kimco and (iii) immediately after the Company Merger, Kimco will contribute all outstanding membership interests of Merger Sub to Kimco OP.

At the Special Meeting, approximately 99.8% of the votes were cast for the approval of the Company Merger and the other transactions contemplated by the Merger Agreement, which represented approximately 87.6% of outstanding RPT common shares, including restricted shares, as of November 1, 2023, the record date of the Special Meeting.

The final voting results will be reported on a Form 8-K filed with the Securities and Exchange Commission by RPT with respect to the Special Meeting.

The Mergers are expected to close on January 2, 2024, subject to the satisfaction or waiver of customary closing conditions. Upon completion of the Mergers, pursuant to the terms of the Merger Agreement, (i) holders of RPT common shares will have the right to receive 0.6049 newly issued shares of Kimco common stock for each RPT common share that they own immediately prior to the effective time of the Company Merger and (ii) holders of RPT 7.25% Series D Cumulative Convertible Perpetual Preferred Shares of Beneficial Interest (the “RPT Preferred Shares”) will have the right to receive one depositary share representing one one-thousandth of a share of newly issued Kimco Class N Preferred Stock for each RPT Preferred Share that they own immediately prior to the effective time of the Company Merger. Upon completion of the Mergers, the common stock of the combined company will trade under the ticker symbol “KIM” on the NYSE, and RPT’s common shares will be delisted from the NYSE.

About RPT Realty

RPT Realty owns and operates a national portfolio of open-air shopping destinations principally located in top U.S. markets. The Company’s shopping centers offer diverse, locally-curated consumer experiences that reflect the lifestyles of their surrounding communities and meet the modern expectations of the Company’s retail partners. The Company is a fully integrated and self-administered REIT publicly traded on the New York Stock Exchange (the “NYSE”). The common shares of the Company, par value $0.01 per share are listed and traded on the NYSE under the ticker symbol “RPT”. As of September 30, 2023, the Company’s property portfolio (the “aggregate portfolio”) consisted of 43 wholly-owned shopping centers, 13 shopping centers owned through its grocery- anchored joint venture, and 49 retail properties owned through its net lease joint venture, which together represent 14.9 million square feet of gross leasable area (“GLA”). As of September 30, 2023, the Company’s pro-rata share of the aggregate portfolio was 93.5% leased. For additional information about the Company please visit rptrealty.com.

Forward Looking Statements

This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. RPT intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe RPT’s future plans, strategies and expectations, are generally identifiable by use of the words “believe,” “expect,” “intend,” “commit,” “anticipate,” “estimate,” “project,” “will,” “target,” “plan,” “forecast” or similar expressions. Forward-looking statements regarding Kimco and RPT, include, but are not limited to, statements related to the anticipated acquisition of RPT by Kimco and the anticipated timing and benefits thereof and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which, in some cases, are beyond RPT’s and Kimco’s control and could materially affect actual results, performances or achievements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to, risks and uncertainties associated with: RPT’s and Kimco’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to satisfaction of closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of RPT and Kimco management from ongoing business operations; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the ability to successfully integrate the operations of RPT and Kimco following the closing of the transaction and the risk that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the proposed transaction on the market price of RPT’s common shares or Kimco’s common stock or on each company’s respective relationships with tenants, employees and third-parties; the ability to attract, retain and motivate key personnel; the possibility that, if Kimco does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Kimco’s common stock could decline; general adverse economic and local real estate conditions; the impact of competition, including the availability of suitable acquisition, disposition, development and redevelopment opportunities; adverse changes in the financial condition of joint venture partner(s) or major tenants, including as a result of bankruptcy, insolvency or a general downturn in their business; the potential impact of e-commerce and other changes in consumer buying practices, and changing trends in the retail industry and perceptions by retailers or shoppers, including safety and convenience; disruptions and increases in operating costs due to inflation and supply chain issues; risks associated with the development of properties; changes in governmental laws and regulations, including, but not limited to changes in data privacy, environmental (including climate change), safety and health laws; impairment charges; criminal cybersecurity attacks disruption, data loss or other security incidents and breaches; impact of natural disasters and weather and climate-related events; pandemics or other health crises, such as COVID-19; financing risks, such as the inability to obtain equity, debt or other sources of financing or refinancing on favorable terms or at all; the level and volatility of interest rates; changes in dividend rates or the ability to pay dividends at current levels; RPT’s and Kimco’s ability to continue to maintain their respective status as a REIT for United States federal income tax purposes and potential risks and uncertainties in connection with their respective UPREIT structure; and the other risks and uncertainties affecting RPT and Kimco, including those described from time to time under the caption “Risk Factors” and elsewhere in RPT’s and Kimco’s SEC filings and reports, including RPT’s Annual Report on Form 10-K for the year ended December 31, 2022, Kimco’s Annual Report on Form 10-K for the year ended December 31, 2022, and future filings and reports by either company. Moreover, other risks and uncertainties of which RPT or Kimco are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by RPT or Kimco on their respective websites or otherwise. Neither RPT nor Kimco undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Company Contact:

Vin Chao, Managing Director - Finance
19 W 44th St. 10th Floor, Ste 1002
New York, New York 10036
vchao@rptrealty.com
(212) 221-1752